UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
Quarterly Schedule of Portfolio Holdings of
Registered Management Investment Company

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower,
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: April 30, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

[logo – Capital Research and Management sm]

Endowments, Growth and Income PortfolioSM
Investment portfolio

April 30, 2010
unaudited

Common stocks — 93.29%	Shares	Value

CONSUMER STAPLES — 14.14%
Philip Morris International Inc.	55,000	$2,699,400
Coca-Cola Co.	48,000	2,565,600
Wal-Mart Stores, Inc.	32,000	1,716,800
PepsiCo, Inc.	20,000	1,304,400
Hershey Co.	26,500	1,245,765
Procter & Gamble Co.	15,000	932,400
Kraft Foods Inc., Class A	25,000	740,000
Avon Products, Inc.	17,000	549,610
Walgreen Co.	14,000	492,100
		12,246,075

INFORMATION TECHNOLOGY — 13.44%
Microsoft Corp.	101,000	3,084,540
Cisco Systems, Inc.1	90,000	2,422,800
Oracle Corp.	89,000	2,299,760
Google Inc., Class A1	2,300	1,208,512
International Business Machines Corp.	5,500	709,500
Texas Instruments Inc.	20,000	520,200
Hewlett-Packard Co.	9,000	467,730
Maxim Integrated Products, Inc.	24,000	466,080
Intel Corp.	20,000	456,600
		11,635,722

FINANCIALS — 13.17%
Wells Fargo & Co.	92,500	3,062,675
Berkshire Hathaway Inc., Class A1	20	2,306,500
American Express Co.	35,000	1,614,200
U.S. Bancorp	37,000	990,490
Allstate Corp.	22,000	718,740
JPMorgan Chase & Co.	15,000	638,700
Chubb Corp.	11,000	581,570
BB&T Corp.	13,000	432,120
Lincoln National Corp.	13,000	397,670
Citigroup Inc.1	90,000	393,300
KeyCorp	30,000	270,600
		11,406,565

HEALTH CARE — 13.04%
Merck & Co., Inc.	61,000	2,137,440
Medtronic, Inc.	33,000	1,441,770
Novo Nordisk A/S, Class B2	16,000	1,306,839
UnitedHealth Group Inc.	35,000	1,060,850
Eli Lilly and Co.	30,000	1,049,100
Pfizer Inc	62,000	1,036,640
Becton, Dickinson and Co.	9,500	725,515
Bristol-Myers Squibb Co.	28,000	708,120
Abbott Laboratories	13,000	665,080
Johnson & Johnson	10,000	643,000
Stryker Corp.	9,000	516,960
		11,291,314

ENERGY — 11.38%
Chevron Corp.	31,000	2,524,640
Exxon Mobil Corp.	35,000	2,374,750
Schlumberger Ltd.	23,000	1,642,660
Royal Dutch Shell PLC, Class B (ADR)	19,000	1,152,920
ConocoPhillips	15,000	887,850
Penn West Energy Trust	27,500	554,169
Occidental Petroleum Corp.	5,000	443,300
TOTAL SA (ADR)	5,000	271,900
		9,852,189

INDUSTRIALS — 10.63%
Boeing Co.	30,000	2,172,900
Lockheed Martin Corp.	14,800	1,256,372
Honeywell International Inc.	25,000	1,186,750
General Electric Co.	55,000	1,037,300
United Parcel Service, Inc., Class B	10,000	691,400
Avery Dennison Corp.	15,000	585,450
Tyco International Ltd.	15,000	581,850
Emerson Electric Co.	10,000	522,300
Deere & Co.	7,000	418,740
Pitney Bowes Inc.	16,000	406,400
Waste Management, Inc.	10,000	346,800
		9,206,262

MATERIALS — 6.45%
BHP Billiton Ltd.2	40,000	1,461,299
Air Products and Chemicals, Inc.	13,000	998,140
Monsanto Co.	15,000	945,900
E.I. du Pont de Nemours and Co.	17,000	677,280
Dow Chemical Co.	20,000	616,600
Nucor Corp.	11,500	521,180
Alcoa Inc.	27,000	362,880
		5,583,279

TELECOMMUNICATION SERVICES — 3.56%
AT&T Inc.	66,000	1,719,960
Verizon Communications Inc.	47,000	1,357,830
		3,077,790

CONSUMER DISCRETIONARY — 3.54%
Home Depot, Inc.	29,500	1,039,875
Time Warner Inc.	28,000	926,240
Walt Disney Co.	12,000	442,080
McDonald’s Corp.	6,000	423,540
J.C. Penney Co., Inc.	8,000	233,360
		3,065,095

UTILITIES — 1.94%
PG&E Corp.	15,000	657,000
Southern Co.	17,000	587,520
Exelon Corp.	10,000	435,900
		1,680,420

MISCELLANEOUS — 2.00%
Other common stocks in initial period of acquisition		1,733,250

Total common stocks (cost: $67,304,449)		80,777,961

	Principal amount
Short-term securities — 6.61%	(000)

IBM Corp. 0.17% due 5/11/20103	$1,500	1,499,922
U.S. Treasury Bill 0.15% due 6/17/2010	1,500	1,499,700
JPMorgan Chase & Co. 0.12% due 5/3/2010	1,000	999,990
Coca-Cola Co. 0.19% due 5/27/20103	900	899,872
Straight-A Funding LLC 0.19% due 5/3/20103	825	824,987

Total short-term securities (cost: $5,724,471)		5,724,471

Total investment securities (cost: $73,028,920)		86,502,432

Other assets less liabilities		86,855

Net assets		$86,589,287

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,768,138, which represented 3.20% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

3Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,224,781, which represented 3.72% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Valuation disclosures

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund’s board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications — The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer staples	$12,246,075	$—		$—	$12,246,075
Information technology	11,635,722	—		—	11,635,722
Financials	11,406,565	—		—	11,406,565
Health care	9,984,475	1,306,839	*	—	11,291,314
Energy	9,852,189	—		—	9,852,189
Industrials	9,206,262	—		—	9,206,262
Materials	4,121,980	1,461,299	*	—	5,583,279
Telecommunication services	3,077,790	—		—	3,077,790
Consumer discretionary	3,065,095	—		—	3,065,095
Utilities	1,680,420	—		—	1,680,420
Miscellaneous	1,733,250	—		—	1,733,250
Short-term securities	—	5,724,471		—	5,724,471
Total	$78,009,823	$8,492,609		$—	$86,502,432

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,768,138 of investment securities were classified as Level 2 instead of Level 1.

Federal income tax information

Gross unrealized appreciation on investment securities	$17,603,943
Gross unrealized depreciation on investment securities	(4,130,431)
Net unrealized appreciation on investment securities	13,473,512
Cost of investment securities for federal income tax purposes	73,028,920

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-985-0610O-S21499

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O’Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: June 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O’Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: June 28, 2010

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: June 28, 2010